U.S. SECURITIES & EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549


                            FORM 8-K/A


                AMENDMENT NO. 1 TO CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)       June 7, 1996




                         AQUAGENIX, INC.

      (Exact name of registrant as specified in its charter)


Delaware                                 0-24490         65-0419263

(State or other jurisdiction of (Commission File Number) (I.R.S.Employer
        incorporation)                                    Identification No.)


6500 Northwest 15th Avenue, Fort Lauderdale, Florida            33309
(Address of principal executive offices)                      (Zip Code)




Registrant's telephone number, including area code               (954) 975-7771



                         Not Applicable

 (Former name or former address, if changed since last report)

ITEM 7.   Financial Statements and Pro Forma Financial Statements and Exhibits

          The following financial statements and pro forma financial information are incorporated herein as part of this report.
                                                                          Page
          (a)  Financial Statements of Business Acquired

               Audited financial statements of Aquatic and Right of
               Way Control, Inc. as of December 31, 1995 and for the
               year ended December 31, 1995, together with the
               auditors' report thereon.                                   5-11

               Unaudited interim financial statements of Aquatic and
               Right of Way Control, Inc. as of March 31, 1995 and
               1996 and for the three months ended March 31, 1995 and
               1996.                                                       12-17

          (b)  Pro Forma Consolidated Financial Information (Unaudited)

               Unaudited pro forma condensed consolidated financial statements of Aquagenix, Inc. and Aquatic and Right of Way Control, Inc. :

               Pro Forma Condensed Consolidated Balance Sheet as of
               March 31, 1996                                                18

               Pro Forma Condensed Consolidated Statement of Operations
               for the year ended December 31, 1995                         19

               Pro Forma Condensed Consolidated Statement of Operations
               for the three months ended March 31, 1996                     20

               Notes to Pro Forma Condensed Consolidated Financial
               Statements                                                  21-23


          The pro forma consolidated financial information have been prepared giving effect to the acquisition of Aquatic and Right of Way Control, Inc. as if the transaction had taken place at March 31, 1996 for the pro forma balance sheet and January 1, 1995 for the pro forma statements of operations for the years ended December 31, 1995 and the three months ended March 31, 1996. The pro forma information has been based on historical financial statements of Aquagenix, Inc. and Aquatic and Right of Way Control, Inc. (as provided by the accountants of Aquatic and Right of Way Control, Inc.) after giving effect to the acquisition using the purchase method of accounting and the adjusments as described in the accompanying notes to the pro forma financial statements. The carrying values of the acquired assets and liabilities have been estimated to approximate fair market values. The allocation of the purchase price is subject to final determination based on the valuations of the assets acquired. Any purchase price adjustments will be made within one year from the acquisition date and are not expected to be material to the pro forma financial information taken as a whole.

          The pro forma financial information is not necessarily indicative of the results of operations or the financial position which would have been attained had the acquisition been consummated on the dates indicated or which may be achieved in the future. The pro forma financial statements should be read in conjunction with the historical financial statements of both Aquagenix, Inc. and Aquatic and Right of Way Control, Inc.


          (c)  Exhibit

               10.81 Stock Exchange Agreement, dated as of June 7, 1996, by and among Aquagenix, Inc., Aquatic and Right of Way Control, Inc. and Ray Spirnock and Shirley Spirnock. (incorporated by reference to Exhibit 10.81 to the Company's Current Report on Form 8-K, filed with the Commission on June 20, 1996).

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        AQUAGENIX, INC.


Date: August 15, 1996                   By: /s/ Helen Chia
                                               Helen Chia,
                                               Chief Financial Officer

              AQUATIC & RIGHT OF WAY CONTROL, INC.

           FINANCIAL STATEMENTS AND AUDITORS' REPORT

                       DECEMBER 31, 1995

INDEPENDENT AUDITORS' REPORT

February 21, 1996

Board of Directors
Aquatic & Right of Way Control, Inc.
Plant City, Florida

We have audited the accompanying balance sheet of Aquatic & Right of Way Control, Inc., as of December 31, 1995, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Aquatic & Right of Way Control, Inc., as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


Respectfully submitted,
Harman & Peaslee, P.A.

/s/ Harman & Peaslee
Certified Public Accountants

AQUATIC & RIGHT OF WAY CONTROL, INC.
BALANCE SHEET
DECEMBER 31, 1995

ASSETS

CURRENT ASSETS:
     Cash                                    $    110,706
     Accounts Receivable                           20,792
     Employee Advance                                 165

          Total Current Assets                    131,663

EQUIPMENT
     Small Equipment and Tools                     44,752
     Trucks                                       128,964
     Furniture and Fixtures                        11,911

          Total Equipment                         185,627

     Less, Accumulated Depreciation              (127,645)

          Equipment - Net                          57,982

OTHER ASSETS:
     Deposits                                         557

TOTAL  ASSETS                               $     190,202


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
     Current Portion of Long-Term Debt    $         7,352
     Accounts Payable                              10,144
     Payroll and Payroll Taxes Payable             20,771

          Total Current Liabilities                38,267

STOCKHOLDER EQUITY:
     Common Stock - 1,000 Shares Authorized,
        $1.00 Par Value - 600 Shares Issued and
        Outstanding                                   600
     Retained Earnings                            151,335

Total Stockholders' Equity                        151,935


TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY  $     190,202



The Accompanying Notes are an Integral Part of These Financial Statements

AQUATIC & RIGHT OF WAY CONTROL, INC.
STATEMENT OF EARNINGS AND RETAINED EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 1995

SALES AND COMMISSIONS                              $   1,106,121

COST OF SALES:
     Chemicals                                           436,530
     Subcontracting                                       91,841
     Supplies                                             20,865
     Fuel                                                 21,539
     Depreciation                                         26,893
     Equipment Repairs                                    46,858
     Travel and Lodging                                   24,180
     Salaries and Wages                                   64,191
     Payroll Taxes                                         7,242

          Total Cost of Sales                            740,139

GROSS PROFIT                                             365,982

GENERAL AND ADMINISTRATIVE
     EXPENSES:
     Advertising                                           3,982
     Officer Salaries                                     74,098
     Payroll Taxes                                         5,668
     Entertainment                                        25,608
     Insurance                                            54,767
     Interest                                              4,700
     Professional Fees                                     7,675
     Taxes and Licenses                                    7,535
     Telephone and Utilities                              25,085
     Other General & Administrative                       20,418

          Total General and Administrative
               Expense                                   229,536

INCOME FROM OPERATIONS                                   136,446

OTHER INCOME (EXPENSE):
     Interest Income                                       2,159
     Loss on Sale of Equipment                            (4,374)

     Total Other Income (Expense)                         (2,215)

NET INCOME                                                134,231

RETAINED EARNINGS, JANUARY 1                               92,717

Less, Dividends Paid                                      (75,613)
RETAINED EARNINGS, DECEMBER 31                    $       151,335

The Accompanying Notes are an Integral Part of These Financial Statements

AQUATIC & RIGHT OF WAY CONTROL, INC.

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 1995

CASH ACTIVITIES FROM OPERATING
     ACTIVITIES:
          Collection from Customers                     $   1,128,300
          Payment for Goods and Services                     (998,428)
          Repayment of Line of Credit                         (20,000)
          Interest Paid                                        (4,700)
          Cash Provided by Operating Activities               105,172

CASH FLOWS (USED BY) INVESTING
     ACTIVITIES:
          Purchase of Equipment                                (3,000)

CASH FLOWS FROM (USED BY)
     FINANCING ACTIVITIES:
          Repayment of Long-Term Debt                          (7,869)
          Dividends Paid                                      (75,613)

               Cash Used by Financing Activities              (83,482)

INCREASE IN CASH                                               18,690

CASH, JANUARY 1                                                92,016

CASH, DECEMBER 31                                  $          110,706


RECONCILIATION OF NET INCOME TO NET CASH
FLOWS FROM OPERATING ACTIVITIES

Net Income                                               $    134,231
Adjustments to reconcile net income to cash provided
     by operating activities:
          Depreciation                                         26,893
          Loss on Sale of Equipment                             4,374
              (Increase) Decrease in:
               Accounts Receivable                             20,020
               Employee Advances                                 (165)

          Increase (Decrease) in:
               Accounts Payable                               (92,352)
               Payroll and Payroll Taxes Payable               12,171

                                                         $    105,172




The Accompanying Notes are an Integral Part of These Financial Statements

              AQUATIC & RIGHT OF WAY CONTROL, INC.

               NOTES TO THE FINANCIAL STATEMENTS
                       DECEMBER 31, 1995


NOTE  1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        BUSINESS

       The company is a service provider to various utility and other companies in control vegetation on their utility, road and waterway right of ways. These services are basically performed for companies in the State of Florida.

       ACCOUNTS RECEIVABLE

       Accounts receivable are considered to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

       DEPRECIATION

       The company records all equipment at cost. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets, ranging generally from three to seven years.

       SIGNIFICANT CONCENTRATION OF CREDIT RISK

       The company has concentrated its credit risk for cash by maintaining all of its accounts with the Southtrust Bank. The maximum loss that would have resulted from the risk totaled $10,706 as of December 31, 1995, for the excess of the deposit liabilities reported by the bank over the amount that would have been covered by federal insurance.

       INCOME TAXES

       The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under these provisions, the Company does not pay federal corporate income taxes on its taxable income. Instead, the stockholders are liable for individual income taxes on their respective share of income.

       RELATED PARTY TRANSACTIONS

       The Company's does not pay any rent for its office space, which is located in the stockholder's home.

               AQUATIC & RIGHT OF WAY CONTROL, INC.

             NOTES TO THE FINANCIAL STATEMENTS
                     DECEMBER 31, 1995

NOTE  4: LONG-TERM DEBT

       Long-term debt consist of two notes payable to local banks. Payment amounts total $959 per month and include interest at the rate of 8%, and are secured by vehicles. These notes will be fully amortized during the year ended December 31, 1996.

AQUATIC & RIGHT OF WAY CONTROL, INC.

BALANCE SHEET
MARCH 31, 1995
UNAUDITED

ASSETS
CURRENT ASSETS
  Cash                    $  20,983.90
  Accounts Receivable        40,049.97
  Employee Advances               0.00

    Total Current Assets                $  61,033.87

PROPERTY AND EQUIPMENT
  Tools & Small Equipment    41,751.67
  Autos and Trucks          162,793.52
  Furniture & Fixtures        4,083.00
  Buildings                   7,827.00
  Accumulated Depreciation (127,579.41)

    Total Property and Equipment Net       88,875.78

OTHER ASSETS
  Deposits                                    557.00

TOTAL ASSETS                            $ 150,466.65

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts Payable        $  51,637.28
  Line of Credit             20,000.00
  Payroll Taxes Payable       1,619.92

    Total Current Liabilities              73,257.20

LONG-TERM DEBT
  Note Payable - Ford Motor  10,685.65
  Note Payable - First Fede   8,019.62

    Total long-term Debt                   18,705.27

TOTAL LIABILITIES                          91,962.47

STOCKHOLDERS' EQUITY
  Common Stock                  600.00
  Retained Earnings          92,717.00
  Dividends Paid             (1,560.48)
  Net Income Current Year   (33,252.34)

    Total Stockholders' Equity             58,504.18

TOTAL LIABILITIES AND STOCKHOLDERS' EQU $ 150,466.65

AQUATIC & RIGHT OF WAY CONTROL, INC.

STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 1995
(UNAUDITED)

INCOME
  Sales and Commissions   $ 134,850.74
  Interest Income               365.27

    Total Income                        $ 135,216.01

  EXPENSES
  Chemicals                  67,549.30
  Subcontractors              8,725.00
  Advertising                   201.00
  Auto and Truck Expense        337.75
  Fuel                        3,941.98
  Damages                       750.00
  Travel & Lodging            5,863.05
  Meals                       1,218.95
  Bunnell Hunt Lease             23.00
  Entertainment               1,046.00
  Bids                           25.00
  Bank Charges                    0.00
  Repairs & Maintenance      17,667.04
  Outside Services              450.00
  Depreciation Expense        9,667.50
  Dues & Subscriptions          292.18
  Insurance                  10,617.98
  Interest                      604.12
  Legal & Accounting          1,500.00
  Taxes & Licenses            2,045.70
  Office Expense              3,023.85
  Postage & Shipping            352.19
  Payroll Taxes               1,697.24
  Supplies                    3,435.98
  Telephone Expense           3,754.36
  Utility Expense             1,518.18
  Wages & Salaries           22,161.00

    Total Expenses                        168,468.35

  OTHER INCOME
  Sale of Assets                                0.00

  NET INCOME (LOSS)                     $ (33,252.34)

AQUATIC & RIGHT OF WAY CONTROL, INC.

STATEMENT OF CASH FLOWS (UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 1995



Cash flows from operating activities:
     Net loss                          $     (33,252)
     Adjustments to reconcile net income to net cash
       used in operating activities:
       Depreciation                            9,668
       Net change in operating assets and    (11,049)

          Net cash used in operating acti    (34,633)

Cash flows from investing activities:
     Purchase of property and equipment       (6,617)

Cash flows from financing activities:
     Repayment of long-term debt             (28,222)
     Payment of dividends                     (1,560)

          Net cash used in financing acti    (29,782)

Cash and cash equivalents:
Decrease                                     (71,032)
Beginning balance                             92,016

Ending balance                         $      20,984

AQUATIC & RIGHT OF WAY CONTROL, INC.

BALANCE SHEET
MARCH 31, 1996
UNAUDITED

ASSETS
CURRENT ASSETS
  Cash                       $  11,117.10
  Accounts Receivable           83,709.54
  Employee Advances                215.00

    Total Current Assets                   $  95,041.64

PROPERTY AND EQUIPMENT
  Tools & Small Equipment       44,751.67
  Autos and Trucks             128,964.19
  Furniture & Fixtures          11,910.80
  Accumulated Depreciation    (133,644.91)

    Total Property and Equipment Net          51,981.75

OTHER ASSETS
  Deposits                                       557.00

TOTAL ASSETS                               $ 147,580.39

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts Payable           $  14,144.00
  Line of Credit                     0.00
  Payroll Taxes Payable          2,308.32

    Total Current Liabilities                 16,452.32

LONG-TERM DEBT
  Note Payable                  5,432.89

    Total long-term Debt                       5,432.89

TOTAL LIABILITIES                             21,885.21

STOCKHOLDERS' EQUITY
  Common Stock                     600.00
  Retained Earnings            151,334.78
  Dividends Paid               (16,923.00)
  Net Income Current Year       (9,316.60)

    Total Stockholders' Equity               125,695.18

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $ 147,580.39

AQUATIC & RIGHT OF WAY CONTROL, INC.

STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 1996
                    (UNAUDITED)

INCOME
  Sales and Commissions      $ 149,290.04
  Interest Income                  331.96

    Total Income                           $ 149,622.00

  EXPENSES
  Chemicals                     51,219.60
  Subcontractors                22,350.00
  Advertising                      196.36
  Auto and Truck Expense             0.00
  Fuel                           4,229.85
  Damages                           77.00
  Travel & Lodging               3,877.97
  Meals                            299.89
  Bunnell Hunt Lease             3,544.71
  Entertainment                    540.79
  Bids                               0.00
  Bank Charges                       3.53
  Repairs & Maintenance          6,720.04
  Outside Services               1,510.00
  Depreciation Expense           6,000.00
  Dues & Subscriptions              93.00
  Insurance                     10,021.83
  Interest                         172.00
  Legal & Accounting             2,287.75
  Taxes & Licenses                 306.75
  Office Expense                   780.25
  Miscellaneous                  3,500.77
  Postage & Shipping               220.00
  Payroll Taxes                  2,664.41
  Supplies                       4,677.93
  Telephone Expense              3,398.68
  Utility Expense                1,826.99
  Wages & Salaries              28,418.50

    Total Expenses                           158,938.60

  OTHER INCOME
  Sale of Assets                                   0.00

  NET INCOME (LOSS)                        $  (9,316.60)

AQUATIC & RIGHT OF WAY CONTROL, INC.

STATEMENT OF CASH FLOWS (UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 1996



Cash flows from operating activities:
     Net loss                             $      (9,317)
     Adjustments to reconcile net income to net cash
       used in operating activities:
       Depreciation                               6,000
       Net change in operating assets and
        liabilities                             (77,430)

          Net cash used in operating activit    (80,747)


Cash flows from financing activities:
     Repayment of long-term debt                 (1,919)
     Payment of dividends                       (16,923)

          Net cash used in financing activit    (18,842)

Cash and cash equivalents:
Decrease                                        (99,589)
Beginning balance                               110,706

Ending balance                            $      11,117

       AQUAGENIX, INC. & SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
      AS OF MARCH 31, 1996 (UNAUDITED)

                                               AQUAGENIX      AQUATIC      PRO FORMA     CONSOLIDATED
                      Assets                   HISTORICAL   RIGHT OF WAY  ADJUSTMENTS     PRO FORMA
Current assets:
     Cash and cash equivalents               $    810,280  $     11,117   $  (150,000)(a)$   671,397
     Accounts receivable, net                     761,703        83,709                      845,412
     Income tax receivable                        486,239             0                      486,239
     Inventories                                  333,386             0                      333,386
     Net assets of discontinued operations      1,192,720             0                    1,192,720
     Prepaid expenses and other                   180,054           215                      180,269

          Total current assets                  3,764,382        95,041      (150,000)     3,709,423

Property and equipment, net                     1,844,814        51,982                    1,896,796
Intangible assets, net                          3,177,583             0     1,374,305 (a)  4,927,888
                                                                              376,000 (h)
Deferred financing costs, net                     188,460             0                      188,460
Other assets                                       73,439           557                       73,996

          Total assets                       $  9,048,678  $    147,580  $  1,600,305   $ 10,796,563

     Liabilities and Stockholders' Equity

Current liabilities:
     Current maturities of long-term debt    $    575,077  $          0  $              $    575,077
     Borrowings under credit agreements           404,415             0                      404,415
     Accounts payable                             473,491        14,144                      487,635
     Other current liabilities                    251,220         2,308                      253,528

          Total current liabilities             1,704,203        16,452             0      1,720,655

Long-term debt, net of current maturities       5,023,898         5,433                    5,029,331
Deferred income tax                                     0             0       376,000 (h)    376,000


          Total liabilities                     6,728,101        21,885       376,000      7,125,986

Stockholders' equity:
     Common stock                                  32,153           600         2,100 (a)     34,853
     Additional paid-in capital                 8,451,615             0     1,347,300 (a)  9,798,915
     Retained earnings (deficit)               (6,163,191)      125,095      (125,095)(a)    (6,163,191)

          Total stockholders' equity            2,320,577       125,695     1,224,305      3,670,577

          Total liabilities and stockholders'$  9,048,678  $    147,580  $  1,600,305   $ 10,796,563
             equity

   AQUAGENIX, INC. & SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995
             (UNAUDITED)

                                       AQUAGENIX      (Note A)     AQUATIC &      PRO FORMA      AQUAGENIX
                                       HISTORICAL   AMERAQUATIC   RIGHT OF WAY   ADJUSTMENTS     PRO FORMA
Revenues                             $  6,208,905  $  3,137,549  $  1,106,121   $          0   $ 10,452,575

Costs and expenses:
     Costs of services                  3,344,314     1,509,793       713,246       (334,889)(b)  5,232,464
     Selling, general and administrati  3,723,724     1,450,800       229,210       (833,778)(b)  4,569,956
     Depreciation and amortization        253,190       129,319        26,893        280,750 (c)    708,374
                                                                                      18,222 (d)

          Total costs and expenses      7,321,228     3,089,912       969,349       (869,695)    10,510,794

           Operating (loss) income     (1,112,323)       47,637       136,772        869,695        (58,219)

Interest income                           217,364             0         2,159              0        219,523
Interest expenses                        (161,385)      (25,068)       (4,700)      (520,833)(e)   (711,986)

(Loss) income from continuing operatio (1,056,344)       22,569       134,231        348,862       (550,682)
     before income taxes

Income tax (benefit) provision           (374,350)            0             0         58,957 (f)   (169,187)
                                                                                     146,206 (g)

(Loss) income from continuing operati$   (681,994) $     22,569  $    134,231   $    143,699   $   (381,495)



Loss per common share                $      (0.22)                                             $      (0.11)

Weighted average common shares
     outstanding                        3,166,768                                    270,000 (a)  3,436,768



Note A - Acquisition of AmerAquatic, Inc. ("AmerAquatic") was completed on
         October 31, 1995 (as previously reported on Form 8K/A dated October 31, 1995). Operating results are included from January 1, 1995 to October 31, 1995 which is the date of acquisition.

    AQUAGENIX, INC. & SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 1996
              (UNAUDITED)

                                         AQUAGENIX     AQUATIC &      PRO FORMA      AQUAGENIX
                                         HISTORICAL   RIGHT OF WAY   ADJUSTMENTS     PRO FORMA
Revenues                               $  2,252,634  $    149,290   $          0   $  2,401,924

Costs and expenses:
     Costs of services                    1,094,942       124,159        (21,500)(b)  1,197,601
     Selling, general and administrative    650,634        28,608        (17,919)(b)    661,323
     Depreciation and amortization          137,089         6,000         28,743 (c)    171,832

          Total costs and expenses        1,882,665       158,767        (10,676)     2,030,756

           Operating income (loss)          369,969        (9,477)        10,676        371,168

Interest income                              41,311           332              0         41,643
Interest expenses                          (160,790)         (172)             0       (160,962)

Income (loss) from continuing operations    250,490        (9,317)        10,676        251,849
    before income taxes

Income tax provision                              0             0              0 (f)          0

Income (loss) from continuing operation$    250,490  $     (9,317)  $     10,676   $    251,849


Earnings per common and common
      equivalent shares                $       0.08                                $       0.07

Weighted average common and common
      equivalent shares outstanding       3,354,026                      270,000 (a)  3,624,026

                       Page 20


AQUAGENIX, INC. & SUBSIDIARIES
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)


Explanation of pro forma adjustments

(a) On June 7, 1996, Aquagenix, Inc. (the "Company") acquired 100% of the voting common stock of Aquatic and Right of Way Control, Inc. ("ARC"). The aggregate purchase price was $1,500,000, of which $1,350,000 was paid by the issuance of 270,000 shares of the Company's common stock and $150,000 was paid in cash which was funded out of cash flows from operations.

     The net tangible assets acquired from ARC consist primarily of accounts receivable and equipment . The acquisition of ARC is estimated to create approximately $1,400,000 of intangible assets calculated as follows:

     Stock purchase price                             $   1,350,000
     Cash purchase price                                    150,000

     Total purchase price                                 1,500,000
     Less: Net tangible assets acquired                    (125,695)

     Intangible assets                                $   1,374,305

     Comprising:
     Intangible contract relationships to be
         amortized over 10 years                          1,000,000
     Goodwill to be amortized over 25 years                 374,305
            Total intangible assets                   $   1,374,305

(b) Reflects the elimination of certain expenses which would be realized by the Company after the acquisition. These cost savings reflect certain expenses, primarily consisting of materials, insurance, payroll and equipment rentals, which would not be duplicated in the combined operations of the Company.

                                           Year Ended   Three Months
                                          December 31,     Ended
                                              1995      March 31,1996
     Cost of Services
     ARC                                 $     86,000   $    21,500
     AmerAquatic                              248,889             0
                                         $    334,889   $    21,500

     Selling, General and Administrative Expenses
     ARC                                 $     79,000   $    17,919
     AmerAquatic                              754,778             0
                                         $    833,778   $    17,919

(c) Reflects the amortization of intangible contract relationships and goodwill,based on the allocation of the purchase price paid for ARC, which is being amortized on a straight-line basis over 10 and 25 years, respectively. Also reflects amortization of a non-compete agreement of $100,000, goodwill of $2,646,026, and finance costs of $452,000 based on the allocation of the purchase price paid for AmerAquatic on straight-line basis over 10, 20 and 8 years, respectively.

                                                Year Ended   Three Months
                                                December 31, Ended March 31,
                                                     1995           1996
     ARC (see note (a)):
          Intangible contract relationships    $    100,000  $     25,000
          Goodwill                                   14,972         3,743
     AmerAquatic (as previously reported
        in Form 8-K/A dated October 31,
        1995)                                       165,778             0

                                               $    280,750  $     28,743


(d) Reflects the adjustment of depreciation for equipment acquired at fair value on a straight-line basis over 5 to 7 years as follows:

     AmerAquatic (as previously reported
        in Form 8-K/A dated October 31,
        1995)                            $     18,222  $          0


(e) Reflects interest expense at 12.5% on $5,000,000 note issued for the acquisition of AmerAquatic as follows:

     AmerAquatic (as previously reported
        in Form 8-K/A dated October 31,
        1995)                            $    520,833  $          0


(f) Reflects incremental income taxes since the acquired companies were Subchapter S corporations prior to their respective dates of acquisition, assuming a combined federal and state income tax rate of 37.6% as follows:

     ARC                                 $     50,471  $          0
     AmerAquatic                                8,486
                                         $     58,957  $          0

     No income taxes have been provided for the quarter ended March 31, 1996 since the Company has a net operating loss carryforward which is available to offset taxable income.


(g) Reflects the establishment of a deferred tax liability, at an assumed federal and state income tax rate of 37.6% for intangible contract relationships purchased in connection with the ARC acquisition.